Virtus KAR Small-Cap Core Fund,

a series of Virtus Equity Trust

Supplement dated March 15, 2019 to the

Statement of Additional Information (“SAI”) dated January 28, 2019

Important Notice to Investors

At a meeting held on February 28, 2019, the Board of Trustees of Virtus Equity Trust voted to eliminate the fund’s non-fundamental investment restriction regarding investments in illiquid securities. Pursuant to this non-fundamental restriction, the fund could not invest more than 10% of its net assets in illiquid securities. By removing this restriction, the fund is aligned with other Virtus Funds which have a limit of 15% in illiquid securities, pursuant to the requirements of the Investment Company Act of 1940.

Investors should retain this supplement for future reference.

VET 8019B/KAR SCC InvRes SAI (3/2019)